SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 10, 2005




                          COMMAND SECURITY CORPORATION
             (Exact name of registrant as specified in its charter)

           New York                      0-18684                 14-1626307
(State or other jurisdiction of        (Commission            (I.R.S. employer
incorporation or organization)         file number)          identification no.)

        Lexington Park
     Lagrangeville, New York                                       12540
 (Address of principal executive                                 (Zip code)
           offices)



       Registrant's telephone number, including area code: (845) 454-3703

                                 NOT APPLICABLE
  ----------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                          COMMAND SECURITY CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page

Item 2.02   Results of Operations and Financial Condition .....................3

Item 9.01   Exhibits...........................................................3

Signature......................................................................4





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ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 10, 2005, Command Security Corporation issued a press release reporting the financial results for the three and nine months ended December 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits:

                99.1 Press Release, dated February 10, 2005 announcing December 31, 2004 financial results.


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


                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, Command Security Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 18, 2005

                                             COMMAND SECURITY CORPORATION


                                             By: /s/ Barry Regenstein
                                                --------------------------------
                                             Name:  Barry Regenstein
                                             Title: Executive Vice President and
                                                    Chief Financial Officer




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